Exhibit 21.1
Subsidiaries of Pacific Oak Strategic Opportunity REIT, Inc. as of March 25, 2022

110 William Mezz III, LLC	Pacific Oak SOR Acquisition XXV, LLC
110 William Property Investors III, LLC	Pacific Oak SOR Acquisition XXVII, LLC
1180 Raymond Urban Renewal, LLC	Pacific Oak SOR Acquisition XXIX, LLC
CA Capital Management Services III, LLC	Pacific Oak SOR Acquisition XXX, LLC
JP-Greenway I, LLC	Pacific Oak SOR Acquisition XXXII, LLC
JP-Greenway III, LLC	Pacific Oak SOR Acquisition XXXIII, LLC
JP- Pacific Oak Richardson Acquisition I, LLC	Pacific Oak SOR Acquisition XXXIV, LLC
JP- Pacific Oak Richardson Holdings, LLC	Pacific Oak SOR Austin Suburban Portfolio, LLC
JP- Pacific Oak Richardson Holdings II, LLC	Pacific Oak SOR Battery Point, LLC
JP-Palisades I, LLC	Pacific Oak SOR City Tower, LLC
JP-Palisades II, LLC	Pacific Oak SOR CMBS Owner, LLC
JP-Palisades III, LLC	Pacific Oak SOR Crown Pointe, LLC
JP-Palisades IV, LLC	Pacific Oak SOR Debt Holdings II LLC
NIP JV, LLC	Pacific Oak SOR Debt Holdings II X LLC
NIP Owner, LLC	Pacific Oak SOR Equity Holdings X LLC
Pacific Oak Finance LLC	Pacific Oak SOR NIP JV Member, LLC
Pacific Oak SOR Georgia 400 Center, LLC	Pacific Oak SOR NIP JV Member TRS Member, LLC
Pacific Oak Strategic Opportunity Holdings LLC	Pacific Oak SOR Marquette Plaza, LLC
Pacific Oak Strategic Opportunity Limited Partnership	Pacific Oak SOR Park Highlands, LLC
Pacific Oak SOR 110 William JV, LLC	Pacific Oak SOR Park Highlands JV, LLC
Pacific Oak SOR 353 Sacramento Street, LLC	Pacific Oak SOR Park Highlands II, LLC
Pacific Oak SOR 8 and 9 Corporate Centre, Inc.	Pacific Oak SOR Park Highlands II JV, LLC
Pacific Oak SOR Acquisition VII, LLC	Pacific Oak SOR Park Highlands TRS, LLC
Pacific Oak SOR Acquisition VIII, LLC	Pacific Oak SOR Properties, LLC
Pacific Oak SOR Acquisition X, LLC	Pacific Oak SOR Richardson Land JV, LLC
Pacific Oak SOR Acquisition XI, LLC	Pacific Oak SOR Richardson Portfolio JV, LLC
Pacific Oak SOR Acquisition XII, LLC	Pacific Oak SOR SREF III 110 William, LLC
Pacific Oak SOR Acquisition XIV, LLC	Pacific Oak SOR TRS Services, LLC
Pacific Oak SOR Acquisition XVIII, LLC	Pacific Oak SOR X Acquisition I, LLC
Pacific Oak SOR Acquisition XXII, LLC	Pacific Oak SOR (BVI) Holdings, Ltd.
Pacific Oak SOR X Acquisition II, LLC	SOR X Acquisition III, LLC
Pacific Oak SOR Pac Oak Opp Zone Fund I, LLC	Pacific Oak Residential Trust, Inc.
PORT GP, LLC	SOR Port Holdings, LLC
PORT OP LP	Pacific Oak SOR II Holdings, LLC
Reven Housing Funding Manager 2, LLC	Pacific Oak SOR II, LLC
Reven Housing Funding 2, LLC	Battery Point Trust Inc.
Reven Housing Funding Manager, LLC	Battery Point Residential LP
Reven Housing Funding 1, LLC	Battery Point Residential GP LLC
Reven Housing REIT TRS, LLC	Battery Point Receivables LLC
Reven Housing Memphis, LLC	BPDM Owner 2018-1 LLC
Reven Housing Birmingham, LLC	BPDM Owner 2018-2 LLC
BPPO Owner 2020-1 LLC	BPDM Properties 2018-1 LLC
BPPO Properties 2020-1 LLC	BPDM Properties 2018-2 LLC
Battery Point Financial, LLC	Pacific Oak Residential Trust II, Inc.
BPT Holdings, LLC	PORT II OP LP
Pacific Oak Residential, Inc.	PORT II Owner 2020-1 LLC
Pacific Oak Residential Advisors, LLC	PORT II Properties 2020-1 LLC

DMH Realty, LLC	BPDM Owner 2020-1 LLC
Pacific Oak SOR 100-116 E. Palm Avenue, LLC	POTN Owner 2020-1 LLC
210 West 31st Street Owner, LLC	BPDM Properties 2020-1 LLC
IC Myrtle Beach LLC	POTN Properties 2020-1 LLC
IC Myrtle Beach Mezz, LLC	Pacific Oak SOR Tule Springs Owner TRS, LLC
IC Myrtle Beach Operations LLC	Pacific Oak SOR II Investam LLC
IC Myrtle Beach Operations Mezz, LLC	Pacific Oak SOR II Investam II LLC
Pacific Oak SOR II 210 West 31st Street, LLC	Pacific Oak SOR II Lincoln Court, LLC
Pacific Oak SOR II 210 West 31st Street JV, LLC	Pacific Oak SOR II Lofts at NoHo Commons, LLC
Pacific Oak SOR II Acquisition I, LLC	Pacific Oak SOR II Lofts at NoHo Commons JV, LLC
Pacific Oak SOR II Acquisition II, LLC	Pacific Oak SOR II Myrtle Beach JV, LLC
Pacific Oak SOR II Acquisition IV, LLC	Pacific Oak SOR II Myrtle Beach TRS JV, LLC
Pacific Oak SOR II Acquisition V, LLC	Pacific Oak SOR II Non-US Debt X LLC
Pacific Oak SOR II Acquisition VI, LLC	Pacific Oak SOR II Oakland City Center, LLC
Pacific Oak SOR II Acquisition VII, LLC	Pacific Oak SOR II Q&C JV, LLC
Pacific Oak SOR II Acquisition VIII, LLC	Pacific Oak SOR II Q&C Operations, LLC
Pacific Oak SOR II Debt Holdings II, LLC	Pacific Oak SOR II Q&C Operations JV, LLC
Pacific Oak SOR II Debt Holdings II X, LLC	Pacific Oak SOR II Q&C Property, LLC
Pacific Oak SOR II Finance LLC	Pacific Oak SOR II Q&C Property JV, LLC
Pacific Oak SOR II Grace Court JV, LLC	Pacific Oak SOR II Q&C TRS JV, LLC
Pacific Oak SOR/VERUS 800 Adams, LLC	Pacific Oak SOR II TRS Holdings, LLC
Pacific Oak SOR II IC Myrtle Beach Operations LLC	Pacific Oak SOR II/Verus Grace Court, LLC
Pacific Oak SOR II IC Myrtle Beach Property LLC	Pacific Oak SOR Non-US Properties II LLC
Pacific Oak Battery Point Holdings, LLC	Pacific Oak SOR US Properties II LLC
DayMark Financial Investor Trust	Pacific Oak Strategic Opportunity Limited Partnership II
DayMark Financial Acceptance, LLC	Pacific Oak Strategic Opportunity Holdings II LLC
DayMark Depositor LLC	Pacific Oak/VERUS Armory and Land, LLC
DayMark Assurance LLC	Pacific Oak/VERUS GC Phoenix, LLC
NoHo Commons Pacific Owner LLC